         Solely for purposes of preparation of the August Forecast, the Company made certain assumptions regarding its L1011 fleet capacity. The Company has not made any final decisions regarding L1011 fleet capacity, nor has it made any final decisions with respect to possible replacement fleets for the L1011 fleet in its Military business. The Company can provide no assurance that the assumptions will prove to be an accurate forecast of future L1011 fleet or alternative military fleet capacity. These assumptions are set forth below:

-------------------------------------------------------------------------------------------------------------
Aircraft Type       2003         2004            2005           2006            2007           2008
-------------       ----         ----            ----           ----            ----           ----
-------------------------------------------------------------------------------------------------------------
L1011-50            2            1               1              0               0              0
-------------------------------------------------------------------------------------------------------------
L1011-500           4            4               3              2               0              0
-------------------------------------------------------------------------------------------------------------

Excerpted Portion of August Forecast:

------------------------------------------------------------------------------------------------------------------------
Item                                                    2004           2005           2006          2007           2008
----                                                    ----           ----           ----          ----           ----
------------------------------------------------------------------------------------------------------------------------
Income Statement Items
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Operating Revenues
------------------------------------------------------------------------------------------------------------------------
 Scheduled Service                                $1,364,569     $1,527,257     $1,717,391    $1,801,184     $1,889,215
------------------------------------------------------------------------------------------------------------------------
 Charter                                             $11,714        $11,406        $11,862       $12,336        $12,830
------------------------------------------------------------------------------------------------------------------------
 Military                                           $197,581       $139,679        $91,596       $38,997        $30,243
------------------------------------------------------------------------------------------------------------------------
 Ground Package                                      $14,585        $14,585        $14,585       $14,585        $14,585
------------------------------------------------------------------------------------------------------------------------
 Other                                               $50,796        $55,557        $61,376       $63,655        $66,190
------------------------------------------------------------------------------------------------------------------------
Total Operating Revenues                          $1,639,244     $1,748,485     $1,896,810    $1,930,758     $2,013,064
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                          $1,557,999     $1,592,529     $1,664,821    $1,645,466     $1,626,814
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Operating Income                                     $81,246       $155,955       $231,990      $285,292       $386,250
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Net income available to common shareholders          $23,449        $96,410       $118,470      $154,646       $222,444
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Cash Flow Statement Items
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities           $113,854       $183,887       $203,958      $243,627       $295,260
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Income Statement Items (per Available Seat Mile)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Operating Revenues
------------------------------------------------------------------------------------------------------------------------
 Scheduled Service                                    0.0702         0.0748         0.0787        0.0826         0.0867
------------------------------------------------------------------------------------------------------------------------
 Charter                                              0.0706         0.0730         0.0759        0.0790         0.0821
------------------------------------------------------------------------------------------------------------------------
 Military                                             0.0872         0.0913         0.0948        0.0969         0.1027
------------------------------------------------------------------------------------------------------------------------
 Ground Package                                       0.0007         0.0007         0.0006        0.0007         0.0007
------------------------------------------------------------------------------------------------------------------------
 Other                                                0.0023         0.0025         0.0027        0.0028         0.0030
------------------------------------------------------------------------------------------------------------------------
Total Operating Revenues                              0.0749         0.0791         0.0826        0.0863         0.0906
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses(1)                           0.0712         0.0713         0.0718        0.0723         0.0732
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Operating Income(1)                                   0.0037         0.0078         0.0108        0.0140         0.0174
------------------------------------------------------------------------------------------------------------------------


--------
    (1) Excludes impairment charges